                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





     Date of Report (Date of earliest event reported):    March 12, 1999
                                                      ----------------------



                           AMERICAN BANCSHARES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




         Florida                       0-27474                 65-0624640
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
        Incorporation)                                    Identification Number)




4502 Cortez Road West, Bradenton, Florida                      34210-2801
-----------------------------------------                      ----------
 (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:      (941) 795-3050
                                                   ----------------------------

ITEM 5.  OTHER EVENTS.

         On March 12, 1999, American Bancshares, Inc., a Florida corporation (the "Company"), issued a press release announcing that it will increase by $400,000 the allowance for loan losses of its wholly owned banking subsidiary, American Bank (the "Bank"). This additional allowance for loan losses (i) reflects the twenty-two percent (22%) compound annual growth of the Bank's loan portfolio over the past five years and recent loan loss history, and (ii) has been charged against the Company's 1998 fiscal year end financial results. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K




EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1 Press Release, issued March 12, 1999, regarding the increase in allowance for loan losses of American Bank.





       [Rest of Page Intentionally Blank. Signatures on following Page.]

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN BANCSHARES, INC.

Date:  March 16, 1999                   By:   /s/ Brian M. Watterson
                                           ------------------------------------
                                                  Brian M. Watterson
                                                  Executive Vice President and
                                                  Chief Operating Officer

                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Press Release, issued March 12, 1999, regarding increase in allowance for loan losses for American Bank.
